UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           SCHEDULE 14C/A INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

|X|   Preliminary Information Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
|_|   Definitive Information Statement


                                SECURED DATA, INC
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

|X| No fee required
|_| $125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11 [ ] Fee
computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1. Title of each class of securities to which transaction applies:

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2. Aggregate number of securities to which transaction applies:

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3. Per unit price or other underlying value of transaction computed pursuant to
   Exchange Act Rule 0-11

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4. Proposed maximum aggregate value of transaction

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5.       Total fee paid

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|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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

                               SECURED DATA, INC.

                             16B/F Ruixin Road Bldg.
                               No. 25 Gaoxin Road
                          Xi An 710075 Shaanxi Province
                                      China


                              INFORMATION STATEMENT

                       WE ARE NOT ASKING YOU FOR A PROXY,
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the stockholders of record on March 23, 2005 (the "Record Date") of Secured Data, Inc., a Nevada corporation (the "Company"), in connection with the action taken by written consent by a majority of the stockholders of (i) an amendment to its Articles of Incorporation effecting an 18 for 1 reverse split (the "Reverse Split") of the Company's issued and outstanding common stock and (ii) an amendment (the "Amendment") to its Articles of Incorporation changing the name of the Company to "Huifeng Bio-pharmaceutical Technology Inc." The form of the Amendment and Reverse Split are attached hereto as Exhibit "A". References to "we", "us", and "our" refer to the Company.



STATEMENTS REGARDING FORWARD LOOKING INFORMATION

This Information Statement and the documents incorporated in this document by reference contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business, and on the expected impact of the merger on the combined company's financial performance. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates" and similar expressions identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

SUMMARY OF THE REVERSE SPLIT AND THE AMENDMENT

On March 23, 2005, the Company's Board of Directors unanimously approved and ratified the Reverse Split and the Amendment, subject to the approval of the Company's stockholders. The Record Date of March 23, 2005 was established by the Company's Board of Directors for purposes of determining the number of outstanding shares of voting stock entitled to vote on the Reverse Split and the Amendment On the Record Date, stockholders owning 53,850,640 of the Company's 93,604,958 issued and outstanding shares approved the Reverse Split and the Amendment. Because this action was approved by shares representing greater than a majority of the outstanding shares of Common Stock by action taken without a meeting in accordance with Nevada law, no further vote of our stockholders is required.


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

On the effective date of the Reverse Split the number of issued and outstanding shares of common stock of the Company will be reduced from a total of 93,604,958 shares to approximately 5,200,275 shares.

For information regarding the voting securities held by the officers and directors of the Company, as well as other stockholders holding a minimum of 5% of the Company's issued and outstanding shares of common stock, please refer to the Company's Annual Report of Form 10-KSB for the year ended December 31, 2004, which is incorporated herein by reference.

When filed with the Nevada Secretary of State, the Amendment will change the name of the Company to "Huifeng Bio-pharmaceutical Technology Inc."

GENERAL

The date on which this Information Statement was first sent to our stockholders is on or around September __, 2005 (the "Mailing Date"). Inasmuch as we will have provided this Information Statement to our stockholders of record on the Mailing Date, no additional action will be undertaken pursuant to such written consent. Stockholders who did not consent to the Amendment are not entitled to dissenter's rights under Nevada law.

The Amendment and the Reverse Split will each be effective no sooner than twenty
(20) days after the Mailing Date.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

Q. Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the Amendment and the Reverse Split even though your vote is neither required nor requested for the Amendment and the Reverse Split to become effective.

Q. What will I receive when the Amendment is effective?

A. The Amendment has already been approved, and you will not receive anything notifying you that the Amendment has become effective.

Q. What will I receive when the Reverse Split is effective?

A. You will receive written instructions from our Transfer Agent as to the procedures you will need to follow in order to exchange your existing share certificate for a new share certificate reflecting the number of shares you will own following completion of the reverse split.


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

Q. When do you expect the Amendment to become effective?

A. The Amendment will become effective upon the filing with the Nevada Secretary of State. We expect to file the Amendment with the Nevada Secretary of State no less than 20 days after this Information Statement has been sent to you.

Q. When do you expect the Reverse Split to become effective?

A. The Reverse Split will become effective upon the filing with the Nevada Secretary of State. We expect to file the Amendment with the Nevada Secretary of State no less than 20 days after this Information Statement has been sent to you.
Q. Why am I not being asked to vote?

A. The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendment and the Reverse Split pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company's Board of Directors, is sufficient under Nevada law, and no further approval by our stockholders is required.

Q. What do I need to do now?

A. Nothing. This information statement is purely for your information and does not require or request you to do anything.

Q. Whom can I contact with questions?

         A. If you have any questions about any of the actions to be taken by the Company, please contact the Company's counsel, Vincent & Rees, LC, attention David Rees or Jeff Vincent at (801) 303-5730.

                        ACTIONS BY THE BOARD OF DIRECTORS
                           AND CONSENTING SHAREHOLDERS

In accordance with Section 78.315 of the Nevada Revised Statutes, on March 23, 2005, our Board of Directors, believing it to be in the best interests of the Company and its stockholders approved the Amendment and the Reverse Split. In accordance with Section 78.320 of the Nevada Revised Statutes, on March 23, 2005, the proposed Amendment and the proposed Reverse Split were approved by shareholders holding more than a majority of the Company's issued and outstanding shares.

Background

Pursuant to the terms of a Stock Purchase Agreement dated December 20, 2004 ("Malone Agreement"), Art Malone, Jr. ("Selling Shareholder") sold 7,229,601 shares of the common stock of Secured Data, Inc. ("Company") for $300,000 (the "Sale") to Zhi Lan Wang and Jun Lin, individuals, on the closing date of December 20, 2004. As a result, the 7,229,601 shares of the common stock of the Company sold represented approximately 56.18% of the total outstanding stock of the Company. No part of the consideration used to acquire control of the Company was from a loan. The Board of Directors also appointed Xinwen Hou as an additional member of the Board of Directors. Immediately thereafter, pursuant to the terms of an Agreement and Plan of Reorganization dated December 20, 2004 ("Northwest Agreement"), the Company initially purchased 30% of the common shares of Northwest Bio-Technic Inc. ("NBTI"), a British Virgin Islands corporation, in exchange for 80,735,590 shares of the Company's common stock


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

("Acquisition"), and agreed to purchase the remaining 70% of NBTI's common shares in exchange for a promissory note ("Promissory Note") convertible into 10,465,725 (post a one for eighteen reverse split) shares of the Company's common stock. As a result, the 80,735,590 shares of the common stock of the Company sold represented approximately 86.3% of the total outstanding stock of the Company. No part of the consideration used to acquire control of the Company was from a loan.

The purchase price for the remaining 70% of NBTI's common shares was $1,900,000 payable by the Company's issuance of the Promissory Note on December 20, 2004 The Promissory Note may be convertible into 10,465,725 (post a one for eighteen reverse split) shares of the Company's common stock upon maturity at the discretion of the Company. The shareholders of NBTI may also convert at any time prior to maturity of the Promissory Note.

The Sale and the Acquisition described in the paragraphs above are referred to herein as the "Transactions."

As part of the Transactions, the following changes to the Company's directors and officers have occurred or will occur:

Art Malone, Jr. resigned as the Company's Chief Executive Officer, Chief Financial Officer and any other officer capacity effective December 20, 2004.

The Board of Directors, effective upon Mr. Malone's resignation on December 20, 2004, appointed Jing An Wang as Chief Executive Officer and President, San Ding Tao as Chief Financial Officer, and Xinwen Hou as Secretary. The Board of Directors also appointed Xinwen Hou as an additional member of the Board of Directors.

Jing An Wang, San Ding Tao and Jun Qi Zhang were appointed as additional members of the Corporation's Board of Directors. Mr. Malone resigned from the Board of Directors on January 28, 2005, leaving Xinwen Hou currently as the sole member of the Board of Directors.

For additional information about Messrs. Wang, Tao and Zhang, please refer to the Company's Annual Report of Form 10-KSB for the year ended December 31, 2004, which is incorporated herein by reference.


NBTI was incorporated in the British Virgin Islands on June 25, 2004. NBTI operates through its wholly owned subsidiary, Huifeng Biochemistry Joint Stock Company ("Huifeng"), which is a joint stock company established under the laws of the People's Republic of China ("PRC") and responsible for the production and sales of plant extracts, biochemical products and pharmaceutical raw products in the PRC.

The closing date for the Transactions was December 20, 2004.

For additional information about the business of Huifeng Bio-pharaceutical Technology, Inc., please refer to the Company's Annual Report of Form 10-KSB for the year ended December 31, 2004, which is incorporated herein by reference.


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

Description of Amendment

The Amendment will result in the name of the Company being changed from "Secured Data, Inc." to "Huifeng Bio-pharmaceutical Technology Inc."

The purpose of the name change is to reflect the changed nature of the Company's business following the Transactions. The name change is reflected in the form of Amendment to Articles of Incorporation which is attached hereto as Exhibit A, and incorporated herein by reference.

Description of the Reverse Split

The Reverse Split will result in a reduction of the number of issued and outstanding shares of the Company from 93,604,958 to approximately 5,200,275 shares. As of the effective date of the Reverse Split, each previously outstanding share shall be reduced to 0.0556 shares. However, no fractional shares will be created as a result of the reverse split. Accordingly, the number of shares owned by any shareholder who would otherwise receive a fractional share, will be rounded up to the next nearest whole number.

The purpose of the Reverse Split is to reduce the number of outstanding shares in an effort to increase the market value of the remaining outstanding shares. However, a decrease in the number of outstanding shares will not necessarily result in an increase in the value of remaining shares.

Approval by Stockholders

Pursuant to Sections 78.385 and 78.390 of the Nevada Revised Statutes, amendments to the Company's Articles of Incorporation which change its name must be approved by a majority of our stockholders. Likewise, pursuant to Section
78.2055 of the Nevada Revised Statutes, any decrease in the number of issued and outstanding shares without a corresponding decrease in the number of authorized shares requires approval by a majority of our shareholders. In order to obtain the required approval of our stockholders, we could either convene a special meeting of the shareholders for the specific purpose of voting on the proposed Amendment and the proposed Reverse Split, or we could obtain written consent from the holders of a majority of our issued and outstanding voting securities. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our Common Stock. The elimination of the need for a special meeting of stockholders to approve the Amendment and the Reverse Split is made possible by Section 78.320 of the Nevada Revised Statutes, which provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if stockholders holding at least a majority of the voting power of the company execute a written consent approving such action. The Record Date for purposes of determining the number of outstanding shares of our common stock entitled to vote on the Amendment and the Reverse Split was March 23, 2005.

As of the Record Date, the Company had 93,604,958 shares of Common Stock issued and outstanding, all of which are fully paid and non-assessable. Holders of Common Stock have one vote per share on all matters submitted to a vote of stockholders. Stockholders do not have rights to cumulate their votes in the election of directors under the Company's Articles of Incorporation or applicable provisions of the Nevada General Corporation Law.

On March 23, 2005, stockholders holding 53,850,640 shares of Common Stock, or approximately 57.5% of the issued and outstanding shares of Common Stock,


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

approved the Amendment and the Reverse Split. No further vote of our stockholders is required for the Company to effect the Amendment.

Pursuant to the rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an Information Statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of any corporate action taken or authorized pursuant to the consent of the Company's stockholders.

Interests of Certain Persons in or Opposition to Matters to be Acted Upon

None of the Company's officers or directors or nominees, nor any associate of those individuals has any interest in the matters to be acted upon.

Proposals by Security Holders

None.

Delivery of Documents to Security Holders Sharing an Address

Only one Information Statement is being delivered to security holders sharing the same address unless the Company has received contrary instructions from one or more security holders.

The Company will undertake to deliver promptly upon oral or written request a separate copy of the Information Statement to a security holder at a shared address where a single copy was delivered and provide instructions as to how the holder can notify the Company of his wish to receive a separate copy.

The Company can be reached at 16B/F Ruixin Road Bldg., No. 25 Gaoxin Road, Xi An 710075, Shaanxi Province, China, phone attention Vincent & Rees, LC (801) 303-5730 if a shareholder wishes to notify the Company that he wishes to receive a separate Information Statement. Shareholders can also notify the Company if receiving multiple copies at the same address that they wish to receive single copies in the future.

Delivery of Documents Incorporated by Reference

The Company will undertake to deliver promptly upon oral or written request a copy of any documents incorporated herein by reference. The Company can be reached at the contact information set forth in the immediately preceding paragraph.

Expenses of Information Statement

The Company will bear the expenses of mailing this Information Statement, including those incurred in connection with preparing and mailing this Information Statement and all documents that now accompany or may hereafter supplement it. The Company anticipates that broderage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of stock held of record by such persons, and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.


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No Dissenter's or Appraisal Rights

Stockholders who did not consent to the Amendment or to the Reverse Split are not entitled to the dissenter's or appraisal rights provided in Section 92A.300 et seq. of the Nevada Revised Statues.

Effective Date

         The Amendment and the Reverse Split will be effective no sooner than 20 days after the date this Information Statement is first mailed to our stockholders. The Company anticipates that the Amendment and the Reverse Split will be effective on approximately September 23, 2005.

         THE AMENDMENT AND THE REVERSE SPLIT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENT OR THE REVERSE SPLIT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT AND THE REVERSE SPLIT AND THEIR EFFECTS AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE REVERSE SPLIT AND THE BACKGROUND OF THESE TRANSACTIONS.


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                            PRINCIPAL SHARE OWNERSHIP

The Record Date for purposes of determining the shareholders entitled to approve the Amendment and the Reverse Split was March 23, 2005. As of the Record Date, the Company had a total of 93,604,958 shares of Common Stock issued and outstanding. The following table sets forth, as of the date of this Schedule, stock ownership of each executive officer and director of the Company, of all executive officers and directors of the Company as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares. No person listed below has any options, warrant or other right to acquire additional securities of the Company, except as may be otherwise noted.

--------------------------------------------------------------------------------------------------------------------
Name and Address                                                Number of Shares            Percent of Class
                                                                Beneficially Owned
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Jing An Wang (Chief Executive Officer)                          46,584,436 shares((1))      49.77%
c/o
Vincent & Rees, LC
175 East 400 South, Suite 1000
Salt Lake City, UT 84111
--------------------------------------------------------------------------------------------------------------------
Xinwe Hou (Director, Secretary)                                 3,633,102 shares            3.88%
c/o
Vincent & Rees, LC
175 East 400 South, Suite 1000
Salt Lake City, UT 84111
--------------------------------------------------------------------------------------------------------------------
San Ding Tao (Chief Financial Officer)                          3,633,102 shares            3.88%
c/o
Vincent & Rees, LC
175 East 400 South, Suite 1000
Salt Lake City, UT 84111
--------------------------------------------------------------------------------------------------------------------
Xi'an Renfeng Investment Ltd. Co                                9,284,593 shares            9.92%
c/o
Vincent & Rees, LC
175 East 400 South, Suite 1000
Salt Lake City, UT 84111
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
All Directors and Officers as a Group (3 persons)               53,850,640 shares           57.53%
--------------------------------------------------------------------------------------------------------------------

((1)) Although Mr. Wang directly owns 37,299,843 shares of the Company's common stock, Mr. Wang is also the controlling shareholder of Xi'an Renfeng Investment


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Ltd. Co., which owns 9,284,593 shares of the Company's common stock, making his total direct and indirect beneficial ownership equal to 46,584,436 common shares.

The Company is subject to the informational requirements of the Securities Act of 1934 and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "SEC"). The Information Statement and such reports and other information may be inspected without charge at the Publice Reference Room maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material may be obtained therefrom at prescribed rates. Information on the operation of the Public Reference Room is available by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet site where the Information Statement and other information filed with the SEC may be retrieved, and the address of such site is http://www.sec.gov. Statements made in this Information Statement concerning the contents of any document referred to herein are not necessarily complete.

By Order of the Board of Directors of

SECURED DATA, INC.

By: /s/ Jing an Wang
--------------------
    Jing an Wang
    Chairman and Chief Executive Officer


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                       DOCUMENTS INCORPORATED BY REFERENCE

Annual Report of Form 10-KSB for the year ended December 31, 2004


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                                   EXHIBIT "A"






1.    ARTICLE FIRST is amended to read as follows:

"FIRST. The name of the Company shall be Huifeng Bio-pharmaceutical Technology Inc."

2. ARTICLE FOURTH is amended by adding an additional sentence to the end of said Article of Incorporation to read as follows:

      "Each block of of eighteen (18) shares of $0.001 par value common stock of the Company which is issued and outstanding shall be, and hereby is, split-up and changed into one (1) fully paid and nonassessable share of $0.000555 par value common stock of the Company."




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